THE
                                ALGER    MEETING THE CHALLENGE
                             AMERICAN    OF INVESTING
                                 FUND


                                 ALGER AMERICAN
                                GROWTH PORTFOLIO

                                 ALGER AMERICAN
                         SMALL CAPITALIZATION PORTFOLIO

                                 ALGER AMERICAN
                           INCOME AND GROWTH PORTFOLIO

                                 ALGER AMERICAN
                               BALANCED PORTFOLIO

                                 ALGER AMERICAN
                             MIDCAP GROWTH PORTFOLIO

                                 ALGER AMERICAN
                           LEVERAGED ALLCAP PORTFOLIO


                       ANNUAL REPORT / DECEMBER 31, 1998

FELLOW SHAREHOLDERS:                                            JANUARY 22, 1999


THE YEAR IN REVIEW

Last year proved to be another rewarding, albeit challenging, year for investors as the U.S. stock market embarked on a roller coaster ride to its fourth consecutive year of double-digit gains. Upon review, we see a year divided into four parts. The first phase began on January 1st and extended all the way until mid-July. As the year began, the Dow Jones Industrial Average was trading at approximately 8000 and the primary concern of the market was the crisis in Asia. As the crisis in Asia improved, and the U.S. economy continued to be robust, the market accelerated dramatically. By April 2nd, the DJIA broke through the 9000 level for the first time in history, having moved up in an almost straight line from the beginning of the year. This upward momentum continued until May, with a small setback in April, achieving a high of 9211 on May 1st. By May, however, new concerns arose that the Federal Reserve might raise rates at the May Federal Open-Market Committee meeting. These worries were driven by the very tight labor market conditions as well as extremely rapid economic growth in the first quarter. Moreover, there was some renewed concern about Asia as Korea had just begun serious layoffs and its economy was declining rapidly. The market had also just begun to focus on the problems in Japan. Driven by these factors the market began to sell off, reaching an intra-day low on June 16th of 8524. Against this background, it was assumed that the economy would grow slowly and inflation would stay low. In fact, many assumed the rate of inflation would slow even further. Beginning in late June, the market broke out of its sluggishness and surged to a new high on July 20th of 9408.

This began the second major phase of the market, an actual bear market contained within the bull market. From the 20th of July, the market fell in an almost straight line to a new interim low on September 1st of 7379, a retracement from high to low of 21.6%, an official bear market. This drop was created by several factors: the crisis in Russia, the worsening of the Japanese economy, the crisis in Brazil, the hedge fund debacle and the surging prominence of the Monica Lewinsky scandal. I call these the five "primary worries" of the market. Against this background, the American economy was essentially unchanged. While the growth in the second quarter GDP was slower than the first quarter, it was affected by the GM strike and consequently hard to assess. At the same time, inflation remained very low. One offset to these problems was that the government bond market surged in a flight to quality, driving the yield below 5%.

The third phase of the market was between September 2nd and October 15th. During this period the market oscillated between the mid 7000's and the low 8000's, testing the 7400 - 7500 level approximately six times. This level held, and on October 15th the market began to rebound. The primary catalyst for the turnaround was the surprise move by the Federal Reserve on October 15th to lower the Fed funds rate to 5% and the discount rate to 4.75%. This followed a 25 basis point cut of the Fed funds rate on September 29th, which the market had viewed as inadequate. This move on October 15th, coming between FOMC meetings, was a very strong statement that the Fed would act to alleviate a credit crunch and fend off a possible recession.

This led to the fourth phase driven by greater liquidity and lower interest rates. The decision by the Fed on November 17th to lower both the Fed funds rate and the discount rate by an additional 25 basis points contributed to the markets' ascent. At the same time, the five "primary worries" appeared to abate. From this point, the market continued to climb to an interim high of 9387 set on November 25th. The re-emergence of some of the five "primary worries" drove the market down to the mid 8000 level by mid-December. However, these problems appeared to subside and the market surged once again to the 9200 level by year end.


ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

We are pleased to report that the Alger American Small Capitalization Portfolio's total return for the year was 15.53%, significantly outperforming the benchmark return of 1.23% for the Russell 2000 Growth Index. This past year was a particularly difficult period for small cap growth stocks as investors continued to place a high premium on liquidity and earnings predictability, causing large cap stocks to drive the market. The explosive growth potential and attractive relative valuations of smaller stocks were all but ignored by a risk-averse investment community. The Portfolio's ability to significantly outperform the benchmark return was not the result of increased or limited exposure to certain sectors, as every economic sector in the small cap discipline suffered, but rather was the result of careful stock selection.


ALGER AMERICAN GROWTH PORTFOLIO

For the year ended December 31, 1998, the Alger American Growth Portfolio's total return was 48.07% compared to 28.58% for the S&P 500. During this volatile period, investors once again favored larger, more predictable stocks. Additionally, many of the market factors discussed previously contributed to an environment wherein stocks of certain sectors performed exceptionally well. In particular, the Portfolio's heavy exposure to health care, retailing and technology stocks enabled it to post strong double-digit returns. The strength in retailing was primarily attributable to high employment, high consumer confidence and falling interest rates, while the health care sector, including pharmaceuticals and medical devices, fared well in the face of a slowing economy. The technology sector was driven largely by Internet companies, which emerged as a major force in 1998.

ALGER AMERICAN INCOME AND GROWTH PORTFOLIO

The Alger American Income and Growth Portfolio had a total return of 32.39% compared to 28.58% for the S&P 500. The Portfolio's strategy is to invest in growth stocks of different market capitalization sizes that provide current income through dividends, a more conservative strategy than is found in our other growth portfolios. Despite its conservative nature, the Portfolio was able to generate returns that exceeded those of the S&P 500, driven largely by its holdings in the health care and retailing sectors.


ALGER AMERICAN BALANCED PORTFOLIO

The Alger American Balanced Portfolio enjoyed a total return of 31.51% for the year ended December 31, 1998, outperforming both the Lehman Brothers Government/Corporate Bond Index which returned 9.46%, and the S&P 500 which returned 28.58%. During this time period, the Portfolio maintained a ratio of approximately 60/40 common stocks to debt securities, producing results that far exceeded those of a blended index comprising the two comparative indices. Similar to the Growth Portfolio, exposure to technology, retail and health care sectors drove the equity portion of the Portfolio which, combined with strong comparative returns in the more conservative bond portion of the Portfolio, provided shareholders with excellent overall results.


ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

For the year ended December 31, 1998, the Alger American MidCap Growth Portfolio's performance exceeded that of its benchmark, returning 30.30% compared to 19.11% for the S&P MidCap 400 Index. The Portfolio's industry exposure was similar to that of the Growth Portfolio, so both were helped by the same economic factors discussed previously. Of note, holdings in the technology sector performed particularly well, driven by continued strong capital investment by businesses hoping to improve their productivity, time to market and competitive edge. Given the possibility of a slowing economic environment, the Portfolio is well positioned for strong performance as midcap growth stocks, with their generally higher earnings growth potential, are increasingly valued by the market as earnings growth becomes more scarce.


ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

For the year ended December 31, 1998, the Alger American Leveraged AllCap Portfolio recorded excellent results, with a gain of 57.83% compared to 28.58% for the S&P 500. This Portfolio employs an "allcap" (i.e. small, medium and large capitalizations) portfolio management strategy, and was thereby aided by its exposure to larger cap stocks. Additionally, many of the market factors discussed previously contributed to an environment wherein certain holdings performed exceptionally well. Similar to the Growth Portfolio, its exposure to health care, retailing and technology stocks, most notably Internet stocks, enabled the Leveraged AllCap Portfolio to realize an annual return that was slightly more than double the return of the relevant benchmark.

LOOKING AHEAD

We believe that the outlook for the U.S. economy remains constructive. The positives -- low inflation, low interest rates, high levels of employment, reasonably high levels of consumer confidence, a well-capitalized banking system, and prudent monetary and fiscal policies -- should offset the negative impact of a weakening import/export sector. We expect growth in the U.S. to slow, but do not foresee a recession on the horizon.

In conclusion, 1999 should be a wonderful year for the American economy and American investors. While undoubtedly there are going to be problems around the world, some new and some recycled (i.e. Japan, Brazil and Clinton), overall we expect the stock market to continue to move upward. Moreover, we believe that while growth of corporate profits will be subdued this year, growth in America's more dynamic sectors will once again be spectacular, and we expect that high-quality growth companies, which have the ability to generate high levels of earnings, will once again be rewarded by investors. As a result, we believe that The Alger American Fund portfolios should have another outstanding year.


                                        Respectfully submitted,

                                        /s/ David S. Alger
                                        ------------------
                                        David D. Alger
                                        President

                                TABLE OF CONTENTS

Alger American Growth Portfolio:

     Portfolio Highlights ................................................     4

     Schedule of Investments .............................................   5-6

     Financial Highlights ................................................     7

Alger American Small Capitalization Portfolio:

     Portfolio Highlights ................................................     8

     Schedule of Investments .............................................  9-10

     Financial Highlights ................................................    11

Alger American Income and Growth Portfolio:

     Portfolio Highlights ................................................    12

     Schedule of Investments ............................................. 13-14

     Financial Highlights ................................................    15

Alger American Balanced Portfolio:

     Portfolio Highlights ................................................    16

     Schedule of Investments ............................................. 17-18

     Financial Highlights ................................................    19

Alger American MidCap Growth Portfolio:

     Portfolio Highlights ................................................    20

     Schedule of Investments ............................................. 21-22

     Financial Highlights ................................................    23

Alger American Leveraged AllCap Portfolio:

     Portfolio Highlights ................................................    24

     Schedule of Investments ............................................. 25-26

     Financial Highlights ................................................    27

Statements of Assets and Liabilities .....................................    28

Statements of Operations .................................................    29

Statement of Cash Flows (Alger American Leveraged AllCap Portfolio) ......    30

Statements of Changes in Net Assets ......................................    31

Notes to Financial Statements ............................................ 32-34

Report of Independent Public Accountants .................................    35

ALGER AMERICAN GROWTH PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 1998 (UNAUDITED)


HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION January 9, 1989


          [FIGURES BELOW REPRESENTS CHART]

          Alger American Growth   S&P 500

            1/9/89        10000   10000
          12/31/89        12410   13012
          12/31/90        12924   12598
          12/31/91        18144   16437
          12/31/92        20390   17684
          12/31/93        24971   19460
          12/31/94        25330   19717
          12/31/95        34542   27127
          12/31/96        39153   33213
          12/31/97        49234   44295
          12/31/98        72902   56956



The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Growth Portfolio and the S&P 500 Index on January 9, 1989, the inception date of the Alger American Growth Portfolio. The figures for both the Alger American Growth Portfolio and the S&P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends.



PERFORMANCE COMPARISON THROUGH December 31, 1998
                                                    Average Annual Total Returns
                                         1 Year      5 Years     Since Inception
                                      ------------------------------------------

     Alger American Growth Portfolio        48.07%      23.90%          22.03%

     S&P 500 Index                          28.58%      24.06%          19.05%
                                      ------------------------------------------

PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998

================================================================================

  SHARES       COMMON STOCKS--86.8%                    VALUE
  ------                                               -----

               AIRLINES--1.0%
  360,400      US Airways Group Inc.*               $ 18,740,800
                                                   -------------

               BROADCASTING--1.9%
  605,400      Comcast Corp. Cl. A. Special           35,529,715
                                                   -------------

               BUSINESS SERVICES--1.5%
  368,000      IMS Health Inc.                        27,761,184
                                                   -------------

               COMMUNICATIONS--6.4%
  363,500      America Online Inc.                    58,160,000
  134,500      COX Communications Inc. Cl. A.*         9,297,313
  771,200      MCI Worldcom Inc.*                     55,333,600
                                                   -------------
                                                     122,790,913
                                                   -------------

               COMMUNICATION EQUIPMENT--4.5%
  383,300      Ascend Communications, Inc.*           25,201,975
  297,900      Cisco Systems, Inc.*                   27,648,993
  209,600      Corning Inc.                            9,432,000
  993,400      Ericsson(LM)Telephone Co. ADR B.       23,780,009
                                                   -------------
                                                      86,062,977
                                                   -------------

               COMPUTER RELATED &
                 BUSINESS EQUIPMENT--7.5%
  423,200      Compaq Computer Corp.                  17,748,162
  486,200      Dell Computer Corp.*                   35,584,006
  421,200      EMC Corp.*                             35,802,000
  292,800      International Business Machines Corp.  54,094,800
                                                   -------------
                                                     143,228,968
                                                   -------------

               COMPUTER SOFTWARE--3.8%
  221,600      Compuware Corp.*                       17,312,500
  389,800      Microsoft Corporation*                 54,060,582
                                                   -------------
                                                      71,373,082
                                                   -------------

               CONGLOMERATE--3.1%
  787,880      Tyco International Ltd.                59,436,091
                                                   -------------

               DRUG DISTRIBUTION--2.9%
  459,450      Cardinal Health, Inc.                  34,860,769
  259,700      McKesson Corp.                         20,532,661
                                                   -------------
                                                      55,393,430
                                                   -------------

               FINANCIAL  SERVICES--13.5%
  453,100      BankAmerica Corp.                      27,242,638
  236,400      Bank of New York Inc.                   9,515,100
  956,200      Citigroup Inc.                         47,331,900
  579,800      Federal Home Loan Mortgage Corporation 37,361,152
    1,636      Firstar Corp.                             152,557
  312,200      First Union Corp.                      18,985,819


               FINANCIAL  SERVICES (CONT'D)
  986,900      Household International Inc.         $ 39,105,913
  611,700      Kansas City Southern Industries Inc.   30,088,300
  417,400      Morgan Stanley Dean Witter & Co.       29,635,400
  110,100      State Street Corp.                      7,658,886
  124,400      SunAmerica Inc.                        10,091,950
                                                   -------------
                                                     257,169,615
                                                   -------------

               FOOD CHAINS--4.5%
  150,000      Fred Meyer, Inc.*                       9,037,500
  620,200      Kroger Co.*                            37,522,100
  627,800      Safeway Inc.*                          38,256,876
                                                   -------------
                                                      84,816,476
                                                   -------------

               INSURANCE--1.7%
  327,525      American International Group, Inc.     31,647,102
                                                   -------------

               LEISURE & ENTERTAINMENT--1.3%
  511,400      Carnival Corp.                         24,547,200
                                                   -------------

               MEDICAL DEVICES--1.8%
  472,800      Medtronic, Inc.                        35,105,400
                                                   -------------

               PHARMACEUTICALS--13.7%
  138,400      Bristol Myers Squibb Co.               18,519,719
  155,000      Elan Corp PLC-ADR*+                    10,782,265
  358,600      Eli Lilly & Company                    31,870,575
  299,700      Merck & Co., Inc.                      44,262,094
  392,200      Pfizer Inc.                            49,196,784
  455,600      Schering-Plough Corporation            25,171,900
  513,700      SmithKline Beecham PLC-ADS             35,702,150
  603,300      Warner-Lambert Co.                     45,360,920
                                                   -------------
                                                     260,866,407
                                                   -------------

               POLLUTION CONTROL--3.1%
1,279,100      Waste Management, Inc.                 59,638,037
                                                   -------------

               RETAILING--10.9%
  600,000      CVS Corp.                              33,000,000
  348,100      Costco Companies Inc.*                 25,128,643
1,014,300      Home Depot, Inc.                       62,062,988
  156,000      Office Depot Inc.*                      5,762,328
  694,000      Staples Inc.*                          30,319,472
  642,200      Wal-Mart Stores Inc.                   52,299,484
                                                   -------------
                                                     208,572,915
                                                   -------------

               SEMICONDUCTORS--3.7%
  448,600      Intel Corp.                            53,187,362
  211,700      Texas Instruments, Incorporated        18,113,687
                                                   -------------
                                                      71,301,049
                                                   -------------
               TOTAL COMMON STOCKS
                 (COST $1,137,197,676)             1,653,981,361
                                                   -------------

THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998 (CONT'D)

================================================================================

PRINCIPAL
  AMOUNT       SHORT-TERM CORPORATE NOTES--10.5%       VALUE
---------                                              -----

$48,000,000    Bank Austria Finance Inc.,
                 5.87%, 1/6/99 ................     $ 47,960,867
 50,000,000    Bayerische Vereinsbank A.G.,
                 5.80%, 1/5/99 ................       49,967,778
 20,000,000    Ciba Speciality Chemicals Corp.,
                 5.75%, 1/13/99 ...............       19,961,667
 15,000,000    Ford Motor Credit Company,
                 5.77%, 1/6/99 ................       14,987,979
 20,000,000    Hertz Corporation,
                 5.70%, 1/7/99 ................       19,981,000
 48,000,000    Paribas Finance, Inc.,
                 5.50%, 1/6/99 ................       47,963,333
                                                   -------------

               TOTAL SHORT-TERM CORPORATE NOTES
                 (COST $200,822,624) ..........      200,822,624
                                                   -------------

               SECURITIES HELD UNDER
                 REPURCHASE AGREEMENTS--1.4%
               Securities Held Under Repurchase Agreements,  4.70%, 1/4/99, with
                 Bear,  Stearns  & Co.  Inc.,  dtd  12/31/98,  repurchase  price
                 $26,209,137;   collateralized  by  U.S.  Government  Securities
                 (total par value $27,118,000
                 due 1/21/99-11/15/27) ........       26,195,457
                                                   -------------

               TOTAL SHORT-TERM INVESTMENTS
                 (COST $227,018,081 ) .........      227,018,081
                                                   -------------
TOTAL INVESTMENTS
  (COST $1,364,215,757)(A) .............  98.7%    1,880,999,442
Other Assets in Excess of Liabilities ..   1.3        24,719,511
                                         -----     -------------
NET ASSETS ............................. 100.0%   $1,905,718,953
                                         =====     =============


--------------------------------------------------------------------------------
  *  Non-income producing security.
  +  Securities partially or fully on loan.
(a) At December 31, 1998, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,364,215,757, amounted to $516,783,685 which consisted of aggregate gross unrealized appreciation of $526,745,601 and gross unrealized depreciation of $9,961,916.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
================================================================================

                                                                              YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
                                                           1998             1997          1996         1995         1994
----------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                     $ 42.76        $ 34.33       $ 31.16      $ 23.13      $ 24.67
----------------------------------------------------------------------------------------------------------------------------
   Net investment income                                     0.09           0.13          0.12         0.02         0.07
   Net realized and unrealized gain on investments          18.32           8.66          4.00         8.33         0.15
----------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                     18.41           8.79          4.12         8.35         0.22
----------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                     (0.13)         (0.13)        (0.02)       (0.07)       (0.03)
   Distributions from net realized gains                    (7.82)         (0.23)        (0.93)       (0.25)       (1.73)
----------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                  (7.95)         (0.36)        (0.95)       (0.32)       (1.76)
----------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                           $ 53.22        $ 42.76       $ 34.33      $ 31.16      $ 23.13
============================================================================================================================
   Total Return                                             48.07%         25.75%        13.35%       36.37%        1.45%
============================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of year (000's omitted)           $1,905,719     $1,072,529      $991,028     $502,974     $150,390
============================================================================================================================
     Ratio of expenses to average net assets                 0.79%          0.79%         0.79%        0.85%        0.86%
============================================================================================================================
     Ratio of net investment income to average
       net assets                                            0.25%          0.27%         0.50%        0.18%        0.48%
============================================================================================================================
     Portfolio Turnover Rate                               127.38%        129.50%        82.86%      118.33%      111.76%
============================================================================================================================

                                             See Notes to Financial Statements.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 1998 (UNAUDITED)


HYPOTHETICAL $10,000 INVESTMENT -- 10 Years Ended 12/31/98


      [FIGURES BELOW REPRESENTS CHART]

               Alger American Small Capitalization     Russell 2000 Growth

      1/1/89                  10000                           10000
     12/31/89                 16448                           12017
     12/31/90                 17881                            9925
     12/31/91                 28171                           15005
     12/31/92                 29172                           16171
     12/31/93                 33046                           18331
     12/31/94                 31600                           17885
     12/31/95                 45600                           23433
     12/31/96                 47508                           26071
     12/31/97                 52920                           29447
     12/31/98                 61138                           29812


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Small Capitalization Portfolio and the Russell 2000 Growth Index for the ten years ended December 31, 1998. The figures for both the Alger American Small Capitalization Portfolio and the Russell 2000 Growth Index, an unmanaged index of common stocks of small capitalization companies, include reinvestment of dividends.


PERFORMANCE COMPARISON THROUGH December 31, 1998

                                                    Average Annual Total Returns
                                                                 Since Inception
                                         1 Year   5 Years   10 Years   9/21/88
                                 -----------------------------------------------

    Alger American  Small
      Capitalization Portfolio           15.53%    13.09%    19.85%    18.86%

    Russell 2000 Growth Index             1.23%    10.22%    11.54%    11.22%
                                 -----------------------------------------------

PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998

================================================================================

   SHARES      COMMON STOCKS--89.2%                     VALUE
   ------                                               -----

               ADVERTISING--1.9%
  564,050      Outdoor Systems, Inc.* ............. $ 16,921,500
  187,500      Young & Rubicam Inc.* ..............    6,070,313
                                                   -------------
                                                      22,991,813
                                                   -------------

               AIRLINES--2.3%
  135,600      ASA Holdings Inc. ..................    4,135,800
  275,200      Continental Airlines Inc. Cl. B.* ..    9,219,200
  466,000      SkyWest Inc. .......................   15,232,608
                                                   -------------
                                                      28,587,608
                                                   -------------

               APPAREL--.5%
  148,600      AnnTaylor Stores Corporation*+ .....    5,860,487
                                                   -------------

               BIO-TECHNOLOGY--6.1%
  117,500      Biogen Inc.* .......................    9,752,500
  411,500      Centocor, Inc.*+ ...................   18,568,938
  229,800      IDEC Pharmaceuticals Corporation*+ .   10,800,600
  358,500      Medimmune Inc.* ....................   35,648,523
                                                   -------------
                                                      74,770,561
                                                   -------------

               BROADCASTING--1.6%
  141,900      Cablevision Systems Corp. Cl. A.* ..    7,121,677
  197,300      Jacor Communications Inc.* .........   12,701,188
                                                   -------------
                                                      19,822,865
                                                   -------------

               BUILDING & CONSTRUCTION--.5%
  243,400      Champion Enterprises Inc.*+ ........    6,663,075
                                                   -------------

               BUSINESS SERVICES--4.2%
  355,000      Bisys Group Inc.* ..................   18,326,875
  112,900      ChoicePoint Inc. * .................    7,282,050
  257,500      Clarify Inc.*+ .....................    6,292,785
   21,900      IMS Health Inc. ....................    1,652,092
  261,500      Rent-Way Inc.*+ ....................    6,357,850
  201,400      Siebel Systems Inc.* ...............    6,835,113
  144,700      United Stationers Inc.*+ ...........    3,762,200
                                                   -------------
                                                      50,508,965
                                                   -------------

               COMMUNICATIONS--1.9%
  310,400      At Home Corp. Series A.* ...........   23,047,200
                                                   -------------

               COMMUNICATION EQUIPMENT--3.0%
  185,200      Ascend Communications, Inc.* .......   12,176,900
  146,700      Dycom Industries Inc.*+ ............    8,380,238
  114,000      L-3 Communications Holdings, Inc.* .    5,308,182
  152,700      Newbridge Networks Corp.* ..........    4,638,263
  156,100      Visual Networks, Inc.*+ ............    5,853,750
                                                   -------------
                                                      36,357,333
                                                   -------------

               COMPUTER RELATED &
                 BUSINESS EQUIPMENT--2.4%
  441,100      Maxtor Corp.* ......................    6,175,400
  380,200      Quantum Corp.* .....................    8,079,250
  232,100      Sanmina Corporation* ...............   14,506,250
                                                   -------------
                                                      28,760,900
                                                   -------------

               COMPUTER SERVICES--8.2%
  392,900      Ceridian Corp.* .................... $ 27,429,528
   42,300      eBay Inc.* .........................   10,204,875
  304,000      Excite Inc.* .......................   12,787,152
   40,000      Inktomi Corp.* .....................    5,175,000
  217,000      Keane Inc.* ........................    8,666,546
  200,000      Lycos Inc.* ........................   11,112,600
  186,200      QRS Corp.* .........................    8,937,600
   17,500      Ticketmaster Online CitySearch
                  Inc. Cl. B.* ....................      980,000
   61,000      Yahoo Inc.* ........................   14,453,188
                                                   -------------
                                                      99,746,489
                                                   -------------

               COMPUTER SOFTWARE--4.7%
  232,500      Citrix Systems, Inc.*                  22,567,148
  170,000      Compuware Corp.* ...................   13,281,250
  260,200      Dendrite International Inc. * ......    6,496,934
  196,500      Intuit Inc.* .......................   14,246,250
                                                   -------------
                                                      56,591,582
                                                   -------------

               CONSUMER PRODUCTS--1.9%
  303,300      Dial Corp. .........................    8,757,788
  239,700      Furniture Brands International Inc.*    6,531,825
  226,100      Pittway Corp. Cl. A. ...............    7,475,544
                                                   -------------
                                                      22,765,157
                                                   -------------

               DRUG DISTRIBUTION--4.8%
   65,000      AmeriSource Health Corp Cl. A.* ....    4,225,000
  971,200      Bergen Brunswig Corp. Cl. A. .......   33,870,600
  591,900      Omnicare, Inc. .....................   20,568,525
                                                   -------------
                                                      58,664,125
                                                   -------------

               FINANCIAL  SERVICES--7.4%
  140,402      Commerce Bancshares Inc. ...........    5,967,085
  326,300      Dime Bancorp Inc. ..................    8,626,719
  293,900      Finova Group Inc. ..................   15,852,378
  490,600      Kansas City Southern Industries Inc.   24,131,632
  539,900      National Commerce Bancorp+ .........   10,157,139
  286,200      North Fork Bancorporation Inc. .....    6,851,056
  708,800      Sovereign Bancorp Inc. .............   10,100,400
  126,500      Wilmington Trust Corp. .............    7,795,563
                                                   -------------
                                                      89,481,972
                                                   -------------

               FOOD CHAINS--1.7%
  585,000      Food Lion Inc. Cl. A. ..............    6,215,625
  237,300      Fred Meyer, Inc.* ..................   14,297,325
                                                   -------------
                                                      20,512,950
                                                   -------------

               FOODS & BEVERAGES--4.2%
  419,000      Earthgrains Company ................   12,963,021
  456,500      Starbucks Corp.* ...................   25,621,063
  255,700      U.S. Foodservice* ..................   12,529,300
                                                   -------------
                                                      51,113,384
                                                   -------------

               INSURANCE--.1%
   71,300      Fremont General Corp. ..............    1,764,674
                                                   -------------

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998 (CONT'D)

================================================================================

   SHARES      COMMON STOCKS (CONT'D)                   VALUE
   ------                                               -----

               MANUFACTURING--.8%
  194,500      Leggett & Platt Inc. ...............  $ 4,279,000
  202,688      Palm Harbor Homes Inc.*+ ...........    5,105,292
                                                   -------------
                                                       9,384,292
                                                   -------------

               MEDICAL DEVICES--.9%
  282,500      Biomet Inc. ........................   11,370,625
                                                   -------------

               MEDICAL SERVICES--3.8%
  503,800      Health Management Associates
                  Inc. Cl. A.* ....................   10,894,675
  386,800      Hooper Holmes Inc.+ ................   11,217,200
   54,500      Impath Inc.* .......................    1,444,250
  573,400      MedQuist Inc.* .....................   22,649,300
                                                   -------------
                                                      46,205,425
                                                   -------------

               PHARMACEUTICALS--5.6%
  567,400      Alza Corp.* ........................   29,646,650
  210,000      Elan Corp PLC-ADR*+ ................   14,608,230
  438,800      Forest Laboratories, Inc.* .........   23,338,893
                                                   -------------
                                                      67,593,773
                                                   -------------

               RESTAURANTS & LODGING--2.3%
  166,672      CKE Restaurants Inc. ...............    4,906,490
  587,100      Outback Steakhouse, Inc.* ..........   23,410,613
                                                   -------------
                                                      28,317,103
                                                   -------------

               RETAILING--15.3%
   66,200      Amazon.com Inc.* ...................   21,266,750
  552,600      BJ's Wholesale Club Inc.* ..........   25,592,564
  855,800      Bed Bath & Beyond Inc.* ............   29,204,175
  483,000      Borders Group Inc.* ................   12,045,054
  249,700      Ethan Allen Interiors Inc. .........   10,237,700
1,003,300      Family Dollar Stores Inc. ..........   22,072,600
  594,800      Linens'n Things Inc.* ..............   23,568,950
  105,000      Mens Wearhouse Inc.* ...............    3,333,750
  400,000      Office Depot Inc.* .................   14,775,200
  600,700      Williams Sonoma Inc.* ..............   24,216,018
                                                   -------------
                                                     186,312,761
                                                   -------------

               SEMICONDUCTORS--.6%
  212,500      Microchip Technology Incorporated*+     7,862,500
                                                   -------------

               SEMICONDUCTOR CAPITAL EQUIPMENT--.8%
  323,500      ASM Lithography Holding NV* ........    9,866,750
                                                   -------------

               TEXTILES--.7%
  253,900      WestPoint Stevens Inc.* ............    8,013,846
                                                   -------------

               TRANSPORTATION--1.0%
  347,200      Coach USA Inc.*+ ...................   12,043,674
                                                   -------------
               TOTAL COMMON STOCKS
                 (COST $810,130,782) ..............1,084,981,889
                                                   -------------

PRINCIPAL
 AMOUNT        SHORT-TERM CORPORATE NOTES--10.3%        VALUE
---------                                               -----
$40,000,000    Bayerische Vereinsbank A.G.,
                 5.80%, 1/5/99 .................... $ 39,974,222
 20,000,000    Cooperative Association of
                 Tractor Dealers Inc. Cl. A.,
                 5.75%, 1/11/99 ...................   19,968,056
               Ford Motor Credit Company,
 15,000,000      5.77%, 1/6/99 ....................   14,987,979
 30,000,000      5.69%, 1/8/99 ....................   29,966,808
 20,000,000    Hertz Corporation,
                 5.70%, 1/7/99 ....................   19,981,000
                                                   -------------

               TOTAL SHORT-TERM CORPORATE NOTES
                 (COST $124,878,065) ..............  124,878,065
                                                   -------------

               SECURITIES HELD UNDER
                 REPURCHASE AGREEMENTS--.9%
               Securities Held Under Repurchase Agreements,  4.70%, 1/4/99, with
                 Bear,  Stearns  & Co.  Inc.,  dtd  12/31/98,  repurchase  price
                 $11,347,964;   collateralized  by  U.S.  Government  Securities
                 (total par value $11,650,000
                 due 1/15/07-11/15/27) ............   11,342,041
                                                   -------------
               TOTAL SHORT-TERM INVESTMENTS
                 (COST $136,220,106) ..............  136,220,106
                                                   -------------
TOTAL INVESTMENTS
  (COST $946,350,888)(A) ..............  100.4%    1,221,201,995
Liabilities in Excess of Other Assets .    (.4)       (4,618,255)
                                        ------     -------------
NET ASSETS ............................  100.0%   $1,216,583,740
                                        ======     =============

--------------------------------------------------------------------------------
  *  Non-income producing security.
  +  Securities partially or fully on loan.
(a) At December 31, 1998, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $946,350,888, amounted to $274,851,107 which consisted of aggregate gross unrealized appreciation of $287,853,658 and gross unrealized depreciation of $13,002,551.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION  PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
================================================================================

                                                                             YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------
                                                         1998           1997          1996        1995         1994
------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                   $ 43.75        $ 40.91        $ 39.41     $ 27.31      $ 30.88
------------------------------------------------------------------------------------------------------------------------
   Net investment loss                                    (0.02)         (0.05)(i)      (0.04)(i)   (0.09)       (0.03)(i)
   Net realized and unrealized gain
     (loss) on investments                                 6.30           4.45           1.70       12.19        (1.45)
------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                    6.28           4.40           1.66       12.10        (1.48)
   Distributions from net realized gains                  (6.06)         (1.56)         (0.16)         --        (2.09)
------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                         $ 43.97        $ 43.75        $ 40.91     $ 39.41      $ 27.31
========================================================================================================================
   Total Return                                           15.53%         11.39%          4.18%      44.31%       (4.38%)
========================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of year (000's omitted)         $1,216,584       $997,586     $1,469,518    $984,212     $397,037
========================================================================================================================
     Ratio of expenses to average net assets               0.89%          0.89%          0.88%       0.92%        0.96%
========================================================================================================================
     Ratio of net investment loss to
       average net assets                                 (0.20%)        (0.12%)        (0.09%)     (0.48%)      (0.10%)
========================================================================================================================
     Portfolio Turnover Rate                             142.90%        104.43%        110.04%      80.66%      117.61%
========================================================================================================================
(i)  Amount was computed based on average shares outstanding during the year.

                                             See Notes to Financial Statements.

ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 1998 (UNAUDITED)


HYPOTHETICAL $10,000 INVESTMENT -- 10 Years Ended 12/31/98


      [FIGURES BELOW REPRESENTS CHART]

     Alger American Growth   S&P 500

       1/1/89        10000   10000
     12/31/89        10740   13169
     12/31/90        10770   12761
     12/31/91        13302   16649
     12/31/92        14452   17918
     12/31/93        15946   19724
     12/31/94        14626   19984
     12/31/95        19764   27496
     12/31/96        23653   33808
     12/31/97        32236   45089
     12/31/98        42677   57976


The  chart  above  illustrates  the  growth in value of a  hypothetical  $10,000 investment made in the Alger American Income and Growth Portfolio and the S&P 500 Index for the ten years ended December 31, 1998. Figures for the Alger American Income and Growth Portfolio and the S&P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends.



PERFORMANCE COMPARISON THROUGH December 31, 1998

                                                    Average Annual Total Returns
                                                                 Since Inception
                                     1 Year    5 Years   10 Years       11/15/88
                                 -----------------------------------------------

     Alger American Income
       and Growth Portfolio           32.39%     21.76%      15.62%       15.51%

     S&P 500 Index                    28.58%     24.06%      19.21%       19.06%
                                 -----------------------------------------------

PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998

================================================================================

 SHARES        COMMON STOCKS--94.7%                     VALUE
 ------                                                 -----

               BROADCASTING--2.1%
   28,000      Comcast Corp. Cl. A. Special .......  $ 1,643,264
                                                     -----------

               BUSINESS SERVICES--3.4%
   34,700      IMS Health Inc. ....................    2,617,699
                                                     -----------

               COMMUNICATIONS--4.6%
   33,000      MCI Worldcom Inc.* .................    2,367,750
   20,000      Time Warner Inc. ...................    1,241,260
                                                     -----------
                                                       3,609,010
                                                     -----------

               COMMUNICATION EQUIPMENT--2.0%
   17,000      Cisco Systems, Inc.* ...............    1,577,820
                                                     -----------

               COMPUTER RELATED &
                 BUSINESS EQUIPMENT--2.4%
   10,000      International Business
                  Machines Corp. ..................    1,847,500
                                                     -----------

               COMPUTER SOFTWARE--2.8%
   16,000      Microsoft Corporation* .............    2,219,008
                                                     -----------

               CONGLOMERATE--7.5%
   26,000      General Electric Co. ...............    2,653,638
   41,804      Tyco International Ltd. ............    3,153,610
                                                     -----------
                                                       5,807,248
                                                     -----------

               DRUG DISTRIBUTION--3.7%
   37,500      Cardinal Health, Inc. ..............    2,845,313
                                                     -----------

               FINANCIAL SERVICES--15.4%
   21,000      Bank of New York Inc. ..............      845,250
   43,000      Citigroup Inc. .....................    2,128,500
   21,400      Federal Home Loan Mortgage
                  Corporation .....................    1,378,973
   21,000      Fifth Third Bancorp ................    1,497,573
   29,000      First Union Corp. ..................    1,763,577
   31,000      Kansas City Southern
                  Industries Inc. .................    1,524,828
   12,000      Mellon Bank Corp. ..................      825,000
   11,000      Morgan Stanley Dean Witter & Co. ...      781,000
    8,500      State Street Corp. .................      591,286
   20,000      U.S. Bancorp Inc. ..................      710,000
                                                     -----------
                                                      12,045,987
                                                     -----------

               FOOD CHAINS--2.6%
   34,000      Kroger Co.* ........................    2,057,000
                                                     -----------

               FOODS & BEVERAGES--1.5%
   38,000      Earthgrains Company ................    1,175,644
                                                     -----------

               INSURANCE--2.9%
   23,025      American International Group,
                 Inc. .............................    2,224,790
                                                     -----------

               LEISURE & ENTERTAINMENT--1.2%
   19,000      Carnival Corp. .....................    $ 912,000
                                                     -----------

               MEDICAL DEVICES--2.5%
   10,000      Allegiance Corp. ...................      466,250
   20,000      Medtronic, Inc. ....................    1,485,000
                                                     -----------
                                                       1,951,250
                                                     -----------

               PHARMACEUTICALS--16.0%
   15,000      Alza Corp.* ........................      783,750
   17,000      Bristol Myers Squibb Co. ...........    2,274,821
   15,000      Elan Corp PLC-ADR* .................    1,043,445
   14,400      Forest Laboratories, Inc.* .........      765,907
   26,900      Pfizer Inc. ........................    3,374,282
   34,800      Schering-Plough Corporation ........    1,922,700
   30,500      Warner-Lambert Co. .................    2,293,234
                                                     -----------
                                                      12,458,139
                                                     -----------

               POLLUTION  CONTROL--2.6%
   42,900      Waste Management, Inc. .............    2,000,213
                                                     -----------

               RETAILING--18.5%
   26,000      Bed Bath & Beyond Inc.* ............      887,250
   28,800      CVS Corp. ..........................    1,584,000
   12,000      Costco Companies Inc.* .............      866,256
   40,000      Family Dollar Stores Inc. ..........      880,000
   15,000      Gap Inc. ...........................      843,750
   50,000      Home Depot, Inc. ...................    3,059,400
   37,000      Rite Aid Corp. .....................    1,833,831
   39,000      Wal-Mart Stores Inc. ...............    3,176,082
   22,000      Walgreen Co. .......................    1,288,386
                                                     -----------
                                                      14,418,955
                                                     -----------

               SEMICONDUCTORS--3.0%
   20,000      Intel Corp. ........................    2,371,260
                                                     -----------

               TOTAL COMMON STOCKS
                 (COST $55,020,005) ...............   73,782,100
                                                     -----------

PRINCIPAL      SHORT-TERM INVESTMENTS--5.4%
 AMOUNT        SHORT-TERM CORPORATE NOTES--4.5%
--------
$2,000,000     Bayerische Vereinsbank A.G.,
                 5.80%, 1/5/99 ....................    1,998,711
1,500,000      Ford Motor Credit Company,
                 5.77%, 1/6/99 ....................    1,498,799
                                                     -----------

               TOTAL SHORT-TERM CORPORATE NOTES
                 (COST $3,497,510) ................    3,497,510
                                                     -----------

THE ALGER AMERICAN FUND
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998 (CONT'D)

================================================================================

               SHORT-TERM INVESTMENTS (CONT'D)          VALUE
                                                        -----

               SECURITIES HELD UNDER
                 REPURCHASE AGREEMENTS--.9%
               Securities Held Under Repurchase Agreements,  4.70%, 1/4/99, with
                 Bear, Stearns & Co. Inc., dtd 12/31/98, repurchase price $688,452; collateralized by U.S. Treasury Bonds (par value $625,000
                 due 11/15/27) ....................    $ 688,092
                                                      ----------

               TOTAL SHORT-TERM INVESTMENTS
                 (COST $4,185,602) ................    4,185,602
                                                      ----------
TOTAL INVESTMENTS
 (COST $59,205,607)(a) ................. 100.1%       77,967,702
Liabilities in Excess of Other Assets ..   (.1)          (42,081)
                                         -----        ----------
NET ASSETS ............................. 100.0%      $77,925,621
                                         =====        ==========

--------------------------------------------------------------------------------
  *  Non-income producing security.
(a) At December 31, 1998, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $59,205,607, amounted to $18,762,095 which consisted of aggregate gross unrealized appreciation of $18,844,645 and gross unrealized depreciation of $82,550.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
================================================================================

                                                                                YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                             1998          1997          1996         1995         1994
---------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                   $ 10.99           $ 8.42       $ 17.79      $ 13.30      $ 15.31
---------------------------------------------------------------------------------------------------------------------------
   Net investment income                                   0.03             0.03          0.09(i)      0.11(i)      0.17
   Net realized and unrealized gain
     (loss) on investments                                 3.30             2.94          1.87         4.54        (1.47)
---------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                    3.33             2.97          1.96         4.65        (1.30)
---------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                   (0.04)           (0.04)        (0.33)       (0.16)       (0.15)
   Distributions from net realized gains                  (1.16)           (0.36)       (11.00)          --        (0.56)
---------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                (1.20)           (0.40)       (11.33)       (0.16)       (0.71)
---------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                         $ 13.12          $ 10.99        $ 8.42      $ 17.79      $ 13.30
===========================================================================================================================
   Total Return                                           32.39%           36.29%        19.68%       35.13%       (8.28%)
===========================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of year (000's omitted)            $77,926          $47,399       $20,910      $ 8,639      $29,135
===========================================================================================================================
     Ratio of expenses to average net assets               0.70%            0.74%         0.81%        0.75%        0.75%
===========================================================================================================================
     Ratio of net investment income to average
       net assets                                          0.31%            0.56%         0.94%        0.61%        1.22%
===========================================================================================================================
     Portfolio Turnover Rate                             131.67%          150.09%       121.60%      164.05%      177.97%
===========================================================================================================================
 (i) Amount was computed based on average shares outstanding during the year.

                                             See Notes to Financial Statements.

ALGER AMERICAN BALANCED PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 1998 (UNAUDITED)


HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION September 5, 1989


                        [FIGURES BELOW REPRESENT CHART]


        Alger American Balanced  S&P 500  Lehman Brothers Govt/Corp Bond Index

                 9/5/89          10000        10000            10000
               12/31/89          10265        10170            10399
               12/31/90          10933         9847            11261
               12/31/91          11447        12847            13077
               12/31/92          12535        13822            14067
               12/31/93          13511        15210            15623
               12/31/94          12935        15410            15075
               12/31/95          16638        21201            17975
               12/31/96          18329        26113            18501
               12/31/97          21961        32095            20305
               12/31/98          28882        44779            22227


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Balanced Portfolio, the S&P 500 Index, and the Lehman Brothers Government/Corporate Bond Index on September 5, 1989, the inception date of the Alger American Balanced Portfolio. Figures for the Alger American Balanced Portfolio, the S&P 500 Index, an unmanaged index of common stocks, and the Lehman Brothers Government/Corporate Bond Index, an unmanaged index of government and corporate bonds, include reinvestment of dividends and/or interest.


PERFORMANCE COMPARISON THROUGH December 31, 1998
                                                    Average Annual Total Returns
                                    1 Year           5 Years     Since Inception
                                  ----------------------------------------------

Alger American Balanced Portfolio      31.51%           16.41%          12.05%

S&P 500 Index                          28.58%           24.06%          17.44%

Lehman Brothers Gov't/Corp Bond Index   9.46%            7.30%           8.94%
                                  ----------------------------------------------

PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998

================================================================================

SHARES         COMMON STOCKS--58.0%                     VALUE
------                                                  -----

               AIRLINES--.2%
    1,000      US Airways Group Inc.* .............     $ 52,000
                                                     -----------

               BIO-TECHNOLOGY--.4%
    1,200      Biogen Inc.* .......................       99,600
                                                     -----------

               BROADCASTING--.8%
    4,100      Comcast Corp. Cl. A. Special .......      240,621
                                                     -----------

               BUSINESS SERVICES--.8%
    3,000      IMS Health Inc. ....................      226,314
                                                     -----------

               COMMUNICATIONS--4.0%
    3,200      America Online Inc. ................      512,000
    1,400      COX Communications Inc. Cl. A.* ....       96,775
    7,200      MCI Worldcom Inc.* .................      516,600
                                                     -----------
                                                       1,125,375
                                                     -----------

               COMMUNICATION EQUIPMENT--3.2%
    4,400      Ascend Communications, Inc.* .......      289,300
    2,800      Cisco Systems, Inc.* ...............      259,876
    2,200      Corning Inc. .......................       99,000
    9,500      Ericsson(LM)Telephone Co. ADR B. ...      227,411
                                                     -----------
                                                         875,587
                                                     -----------

               COMPUTER RELATED &
                 BUSINESS EQUIPMENT--5.2%
    4,400      Compaq Computer Corp. ..............      184,527
    5,300      Dell Computer Corp.* ...............      387,896
    4,500      EMC Corp.* .........................      382,500
    2,900      International Business
                  Machines Corp. ...................     535,775
                                                     -----------
                                                       1,490,698
                                                     -----------

               COMPUTER SOFTWARE--2.5%
    2,400      Compuware Corp.* ....................     187,500
    3,800      Microsoft Corporation* ..............     527,014
                                                     -----------
                                                         714,514
                                                     -----------

               CONGLOMERATE--2.1%
    7,950      Tyco International Ltd. .............     599,732
                                                     -----------

               DRUG DISTRIBUTION--1.7%
    3,900      Cardinal Health, Inc. ...............     295,913
    2,400      McKesson Corp. ......................     189,751
                                                     -----------
                                                         485,664
                                                     -----------

               FINANCIAL SERVICES--9.6%
    4,900      BankAmerica Corp. ...................     294,613
    2,300      Bank of New York Inc. ...............      92,575
    9,300      Citigroup Inc. ......................     460,350
    5,300      Federal Home Loan Mortgage
                  Corporation .....................      341,521
    3,000      First Union Corp. ..................      182,439
    9,400      Household International Inc. .......      372,475

               FINANCIAL SERVICES (CONT'D)
    6,000      Kansas City Southern
                  Industries Inc. .................  $   295,128
    5,300      Morgan Stanley Dean Witter & Co. ...      376,300
    3,300      Paine Webber Group Inc. ............      127,463
    1,200      State Street Corp. .................       83,476
    1,100      SunAmerica Inc. ....................        89,238
                                                     -----------
                                                       2,715,578
                                                     -----------

               FOOD CHAINS--3.3%
    1,500      Fred Meyer, Inc.* ..................       90,375
    7,700      Kroger Co.* ........................      465,850
    6,200      Safeway Inc.* ......................      377,816
                                                     -----------
                                                         934,041
                                                     -----------

               INSURANCE--1.0%
    2,850      American International Group, Inc. .      275,381
                                                     -----------

               LEISURE & ENTERTAINMENT--.8%
    4,500      Carnival Corp. .....................      216,000
                                                     -----------

               MEDICAL DEVICES--1.3%
    4,800      Medtronic, Inc. ....................      356,400
                                                     -----------

               PHARMACEUTICALS--9.5%
    1,300      Bristol Myers Squibb Co. ...........      173,957
    1,000      Elan Corp PLC-ADR* .................       69,563
    1,600      Forest Laboratories, Inc.* .........       85,101
    3,500      Eli Lilly & Company ................      311,063
    2,900      Merck & Co., Inc. ..................      428,295
    4,100      Pfizer Inc. ........................      514,296
    4,400      Schering-Plough Corporation ........      243,100
    5,000      SmithKline Beecham PLC-ADS .........      347,500
    6,600      Warner-Lambert Co. .................      496,241
                                                     -----------
                                                       2,669,116
                                                     -----------

               POLLUTION CONTROL--2.0%
   12,400      Waste Management, Inc. .............      578,150
                                                     -----------

               RETAILING--7.1%
    4,700      CVS Corp. ..........................      258,500
    2,700      Costco Companies Inc.* .............      194,908
   10,800      Home Depot, Inc. ...................      660,830
    2,500      Office Depot Inc.* .................       92,345
    6,700      Staples Inc.* ......................      292,710
    6,300      Wal-Mart Stores Inc. ...............      513,059
                                                     -----------
                                                       2,012,352
                                                     -----------

               SEMICONDUCTORS--2.5%
    4,400      Intel Corp. ........................      521,677
    2,000      Texas Instruments, Incorporated ....      171,126
                                                     -----------
                                                         692,803
                                                     -----------
               TOTAL COMMON STOCKS
                 (COST $11,287,179) ...............   16,359,926
                                                     -----------

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998 (CONT'D)

================================================================================

PRINCIPAL
 AMOUNT        CORPORATE BONDS--12.1%                   VALUE
---------                                               -----
               AUTOMOTIVE--1.7%
 $200,000      Ford Capital B.V.,
                 9.50%, 6/1/10 ....................  $   260,982
  200,000      General Motors Acceptance Corp.,
                 7.125%, 6/1/99 ...................      201,706
                                                     -----------
                                                         462,688
                                                     -----------

               BANKS--.7%
  200,000      NationsBank Corp. MTN,
                 7.23%, 5/2/99 ....................      201,124
                                                     -----------

               ELECTRIC & GAS COMPANIES--1.8%
  100,000      Cincinnati Gas & Electric Co. A.,
                 7.20%, 10/1/23 ...................      108,890
  400,000      Potomac Electric Power Co.,
                 7.00%, 1/15/24 ...................      406,000
                                                     -----------
                                                         514,890
                                                     -----------

               FINANCIAL SERVICES--6.1%
               BankAmerica Corp.,
  200,000        6.625%, 10/15/07 .................      210,606
  100,000        7.125%, 5/12/05+ .................      106,932
  400,000      Bankers Trust Corp.,
                 7.00%, 3/13/18 ...................      404,000
  260,000      Chase Manhattan Bank,
                 8.50%, 2/15/02 ...................      281,970
  200,000      Citicorp,
                 7.125%, 6/1/03 ...................      211,328
  100,000      Citigroup Inc.,
                 7.75%, 6/15/99 ...................      101,097
  200,000      Merrill Lynch & Co.,
                 6.75%, 4/30/01 ...................      204,778
  200,000      Transamerica Finance Corp.,
                 7.85%, 10/21/99 ..................      202,982
                                                     -----------
                                                       1,723,693
                                                     -----------


               LEISURE & ENTERTAINMENT--1.1%
  300,000      Walt Disney Corp.,
                 6.375%, 3/30/01 ..................      306,519
                                                     -----------

               POLLUTION CONTROL--.7%
  200,000      Waste Management Inc.,
                 8.25%, 11/15/99 ..................      204,302
                                                     -----------
               TOTAL CORPORATE BONDS
                 (COST $3,419,380) ................  $ 3,413,216
                                                     -----------
  200,000      U.S. Treasury Notes,
                 7.50%, 10/31/99 ..................  $   204,438
               Federal Home Loan Bank,
  250,000        6.00%, 1/27/03 ...................      250,050
  255,000        6.55%, 9/9/13 ....................      253,286
               Federal National Mortgage Association,
  200,000        8.50%, 2/1/05 ....................      207,250
  400,000        6.75%, 2/4/28 ....................      400,876
  633,000        7.00%, 3/4/13 ....................      632,899
  300,000        6.42%, 7/14/08 ...................      300,375
                                                     -----------


               TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                 (COST $2,253,705) ................    2,249,174
                                                     -----------

               SHORT-TERM INVESTMENTS--20.6%
               SHORT-TERM CORPORATE NOTES--17.7%
$1,000,000     Bayerische Vereinsbank A.G.,
                 5.80%, 1/5/99 ....................      999,354
1,000,000      Ford Motor Credit Company,
                 5.77%, 1/6/99 ....................      999,199
1,000,000      Duke Energy Corporation,
                  5.35%, 1/7/99 ...................      999,108
1,000,000      EagleFunding Capital Corp.,
                 5.70%, 1/19/99 ...................      997,150
1,000,000      Hertz Corporation,
                 5.70%, 1/7/99 ....................      999,050
                                                     -----------
               TOTAL SHORT-TERM CORPORATE NOTES
                 (COST $4,993,861) ................    4,993,861
                                                     -----------
               SECURITIES HELD UNDER
                 REPURCHASE AGREEMENTS--2.9%
               Securities Held Under Repurchase Agreements,  4.70%, 1/4/99, with
                 Bear, Stearns & Co. Inc., dtd 12/31/98, repurchase price $823,899; collateralized by U.S. Treasury Strips (par value $3,240,000
                 due 8/15/23) .....................      823,469
                                                     -----------

               TOTAL SHORT-TERM INVESTMENTS
                 (COST  $5,817,330) ...............    5,817,330
                                                     -----------
TOTAL INVESTMENTS
  (COST $22,777,594)(A) ................  98.7%       27,839,646
Other Assets in Excess of Liabilities ..   1.3           368,674
                                         -----        ----------
NET ASSETS ............................. 100.0%      $28,208,320
                                         =====        ==========

--------------------------------------------------------------------------------
  * Non-income producing security.
  + Securities partially or fully on loan.
(a) At December 31, 1998, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $22,777,594, amounted to $5,062,052 which consisted of aggregate gross unrealized appreciation of $5,163,753 and gross unrealized depreciation of $101,701.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
================================================================================

                                                                                YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------
                                                               1998        1997       1996        1995            1994
---------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                         $ 10.76     $ 9.24      $ 13.64    $  10.80      $   11.58
---------------------------------------------------------------------------------------------------------------------------
   Net investment income                                         0.19       0.17         0.21(i)     0.33(i)        0.20
   Net realized and unrealized gain
     (loss) on investments                                       3.02       1.63         1.01        2.73          (0.70)
---------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                          3.21       1.80         1.22        3.06          (0.50)
---------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                         (0.18)     (0.12)       (0.73)      (0.22)         (0.13)
   Distributions from net realized gains                        (0.81)     (0.16)       (4.89)         --          (0.15)
---------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                      (0.99)     (0.28)       (5.62)      (0.22)         (0.28)
---------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                               $ 12.98    $ 10.76    $    9.24    $  13.64      $   10.80
===========================================================================================================================
   Total Return                                                 31.51%     19.82%       10.17%      28.62%         (4.27%)
===========================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of year (000's omitted)                  $28,208    $16,614      $10,486    $  3,671       $ 10,394
===========================================================================================================================
     Ratio of expenses to average net assets                     0.92%      1.01%        1.14%       1.00%          1.08%
===========================================================================================================================
     Ratio of net investment income to
       average net assets                                        2.09%      2.14%        2.06%       2.49%          2.30%
===========================================================================================================================
     Portfolio Turnover Rate                                    94.64%    105.01%       68.66%     113.02%         78.80%
===========================================================================================================================
     (i) Amount was computed based on average shares outstanding during the year.

                                             See Notes to Financial Statements.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 1998 (UNAUDITED)


HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION May 3, 1993

                        [FIGURES BELOW REPRESENT CHART]

                Alger Midcap Growth     S&P Midcap 400

      5/23/93        10000                  10000
     12/31/93        13867                  11297
     12/31/94        13653                  10893
     12/31/95        19722                  14624
     12/31/96        22068                  17001
     12/31/97        25380                  22483
     12/31/98        33069                  26781


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American MidCap Growth Portfolio and the S&P MidCap 400 Index on May 3, 1993, the inception date of the Alger American MidCap Growth Portfolio. Figures for the Alger American MidCap Growth Portfolio and the S&P MidCap 400 Index, an unmanaged index of common stocks, include reinvestment of dividends.



PERFORMANCE COMPARISON THROUGH December 31, 1998
                                                    Average Annual Total Returns
                                        1 Year        5 Years    Since Inception
                                     -------------------------------------------

Alger American MidCap Growth Portfolio   30.30%       18.98%        23.50%

S&P MidCap 400 Index                     19.11%       18.84%        18.99%
                                     -------------------------------------------

PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998

================================================================================

SHARES         COMMON STOCKS--84.8%                     VALUE
------                                                  -----

               ADVERTISING--.5%
 102,000       Young & Rubicam Inc.* ..............  $ 3,302,250
                                                     -----------

               AIRLINES--2.1%
 165,300       Continental Airlines Inc. Cl. B.* ..    5,537,550
 168,000       US Airways Group Inc.* .............    8,736,000
                                                     -----------
                                                      14,273,550
                                                     -----------

               APPLIANCES  &  TOOLS--.5%
  65,300       Black & Decker Corp. ...............    3,660,914
                                                     -----------

               BIO-TECHNOLOGY--4.1%
 127,600       Biogen Inc.* .......................   10,590,800
 397,600       Centocor, Inc.*+ ...................   17,941,700
                                                     -----------
                                                      28,532,500
                                                     -----------

               BROADCASTING--2.6%
 187,900       Comcast Corp. Cl. A. Special .......   11,027,475
 109,400       Jacor Communications Inc.* .........    7,042,625
                                                     -----------
                                                      18,070,100
                                                     -----------

               BUILDING & CONSTRUCTION--1.4%
 347,700       Champion Enterprises Inc.* .........    9,518,288
                                                     -----------

               BUSINESS SERVICES--2.4%
 147,400       IMS Health Inc. ....................   11,119,561
 166,600       Siebel Systems Inc.* ...............    5,654,071
                                                     -----------
                                                      16,773,632
                                                     -----------

               COMMUNICATIONS--5.1%
 133,400       America Online Inc. ................   21,344,000
  94,700       At Home Corp. Series A.* ...........    7,031,475
  93,000       COX Communications Inc. Cl. A.* ....    6,428,625
                                                     -----------
                                                      34,804,100
                                                     -----------

               COMMUNICATION EQUIPMENT--2.8%
  95,900       Ascend Communications, Inc.* .......    6,305,425
 151,800       Corning Inc. .......................    6,831,000
 205,400       Newbridge Networks Corp.* ..........    6,239,025
                                                     -----------
                                                      19,375,450
                                                     -----------

               COMPUTER RELATED
                 & BUSINESS EQUIPMENT--4.1%
 523,000       Quantum Corp.* .....................   11,113,750
 277,600       Sanmina Corporation* ...............   17,350,000
                                                     -----------
                                                      28,463,750
                                                     -----------

               COMPUTER SERVICES--2.9%
 282,500       Ceridian Corp.* ....................   19,722,173
                                                     -----------

               COMPUTER SOFTWARE--4.8%
  97,000       Citrix Systems, Inc.* ..............    9,415,110
  86,700       Compuware Corp.* ...................    6,773,438
 233,900       Intuit Inc.* .......................   16,957,750
                                                     -----------
                                                      33,146,298
                                                     -----------

               CONSUMER PRODUCTS--1.5%
 113,500       Dial Corp. .........................    3,277,312
 250,000       Furniture Brands
                  International Inc.* .............    6,812,500
                                                     -----------
                                                      10,089,812
                                                     -----------

               DRUG DISTRIBUTION--5.9%
  75,900       Cardinal Health, Inc. ..............  $ 5,758,913
 274,500       McKesson Corp. .....................   21,702,794
 384,200       Omnicare, Inc. .....................   13,350,950
                                                     -----------
                                                      40,812,657
                                                     -----------

               FINANCIAL SERVICES--10.0%
 401,100       Dime Bancorp Inc. ..................   10,604,282
  95,200       Finova Group Inc. ..................    5,134,898
  91,076       Firstar Corp. ......................    8,492,837
 444,200       Kansas City Southern
                  Industries Inc. .................   21,849,310
 154,850       Paine Webber Group Inc. ............    5,981,081
 423,000       Sovereign Bancorp Inc. .............    6,027,750
 159,800       State Street Corp. .................   11,116,167
                                                     -----------
                                                      69,206,325
                                                     -----------

               FOOD CHAINS--1.3%
 151,800       Fred Meyer, Inc.* ..................    9,145,950
                                                     -----------

               FOODS & BEVERAGES--4.1%
 223,300       Aurora Foods Inc.*+ ................    4,424,243
 188,200       Starbucks Corp.* ...................   10,562,725
 201,000       Suiza Foods Corp.*+ ................   10,238,538
  62,000       U.S. Foodservice* ..................    3,038,000
                                                     -----------
                                                      28,263,506
                                                     -----------

               INSURANCE--.4%
 118,000       Fremont General Corp. ..............    2,920,500
                                                     -----------

               LEISURE &  ENTERTAINMENT--2.0%
 555,900       International Game Technology ......   13,515,597
                                                     -----------

               MANUFACTURING--2.0%
 526,600       Leggett & Platt Inc. ...............   11,585,200
 123,000       Wabash National Corp. ..............    2,498,498
                                                     -----------
                                                      14,083,698
                                                     -----------

               MEDICAL  DEVICES--1.9%
 285,000       Allegiance Corp. ...................   13,288,125
                                                     -----------

               MEDICAL  SERVICES--1.4%
 458,700       Health Management Associates
                  Inc. Cl. A.* ....................    9,919,388
                                                     -----------

               PAPER  PACKAGING & FOREST PRODUCTS--.5%
  69,600       Sealed Air Corp.* ..................    3,553,985
                                                     -----------

               PHARMACEUTICALS--4.4%
 238,600       Alza Corp.* ........................   12,466,850
 112,600       Elan Corp PLC-ADR*+ ................    7,832,793
 189,200       Forest Laboratories, Inc.* .........   10,063,170
                                                     -----------
                                                      30,362,813
                                                     -----------

               POLLUTION  CONTROL--1.7%
 231,500       Waste Management, Inc. .............   10,793,688
                                                     -----------

               RESTAURANTS & LODGING--2.6%
 369,700       Outback Steakhouse, Inc.* ..........   14,741,788
  75,000       Papa John's International Inc.* ....    3,309,375
                                                     -----------
                                                      18,051,163
                                                     -----------

THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998  (CONT'D)

================================================================================

 SHARES        COMMON STOCKS (CONT'D)                   VALUE
 ------                                                 -----


               RETAILING--7.8%
 403,800       Bed Bath & Beyond Inc.* ............  $13,779,675
  57,200       Best Buy Company Inc.* .............    3,510,650
 169,000       CVS Corp. ..........................    9,295,000
 469,400       Office Depot Inc.* .................   17,338,697
 240,700       Williams Sonoma Inc.* ..............    9,703,338
                                                     -----------
                                                      53,627,360
                                                     -----------

               SEMICONDUCTORS--3.1%
  61,000       Linear Technology Corporation ......    5,463,343
 438,300       Microchip Technology
                  Incorporated*+ ..................   16,217,100
                                                     -----------
                                                      21,680,443
                                                     -----------

               TRANSPORTATION--.9%
 170,300       Coach USA Inc* .....................    5,907,366
                                                     -----------
               TOTAL COMMON STOCKS
                 (COST $479,473,074) ..............  584,865,381
                                                     -----------

PRINCIPAL
 AMOUNT        SHORT-TERM INVESTMENTS--8.7%             VALUE
 -------                                                -----

               SHORT-TERM CORPORATE NOTES--7.0%
$18,000,000    Bayerische Vereinsbank A.G.,
                 5.80%, 1/5/99 ....................  $17,988,400
 15,000,000    CSC Enterprises,
                 5.65%, 1/14/99 ...................   14,969,396
 15,000,000    Ford Motor Credit Company,
                 5.69%, 1/8/99 ....................   14,983,404
                                                     -----------

               TOTAL SHORT-TERM CORPORATE NOTES
                 (COST $47,941,200) ...............   47,941,200
                                                     -----------

               SECURITIES HELD UNDER
                 REPURCHASE AGREEMENTS--1.7%
               Securities Held Under Repurchase Agreements,  4.70%, 1/4/99, with
                 Bear, Stearns & Co. Inc., dtd 12/31/98, repurchase price $11,608,043; collateralized by U.S. Treasury Strips (total par value
                 $41,712,000 due 8/15/21-8/15/23) .   11,601,984
                                                     -----------

               TOTAL SHORT-TERM INVESTMENTS
                 (COST $59,543,184) ...............   59,543,184
                                                     -----------

TOTAL INVESTMENTS
  (COST $539,016,258)(aA) .................  93.5%   644,408,565
Other Assets in Excess of Other Liabilities   6.5     45,162,892
                                            -----    -----------
NET ASSETS ................................ 100.0%   689,571,457
                                            =====    ===========

--------------------------------------------------------------------------------
  *  Non-income producing security.
  +  Securities partially or fully on loan.
(a) At December 31, 1998, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $539,016,258, amounted to $105,392,307 which consisted of aggregate gross unrealized appreciation of $111,771,452 and aggregate gross unrealized depreciation of $6,379,145.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
================================================================================

                                                                               YEAR ENDED DECEMBER 31,
                                                    -------------------------------------------------------------------------------
                                                          1998           1997           1996          1995              1994
-----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                   $ 24.18          $ 21.35      $    19.44       $ 13.46        $ 13.72
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                            0.00(i)         (0.04)           0.03         (0.03)          0.00(i)
   Net realized and unrealized gain
      (loss) on investments                                6.95             3.20            2.29          6.01          (0.21)
-----------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                    6.95             3.16            2.32          5.98          (0.21)
-----------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                      --            (0.01)             --            --             --
   Distributions from net realized gains                  (2.26)           (0.32)          (0.41)           --          (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                (2.26)           (0.33)          (0.41)           --          (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                         $ 28.87          $ 24.18         $ 21.35     $   19.44        $ 13.46
===================================================================================================================================
   Total Return                                           30.30%           15.01%          11.90%        44.45%         (1.54%)
===================================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of year (000's omitted)           $689,571         $444,967        $394,847      $185,349        $62,178
===================================================================================================================================
     Ratio of expenses to average net assets               0.84%            0.84%           0.84%         0.90%          0.97%
===================================================================================================================================
     Ratio of net investment income (loss) to
       average net assets                                  0.00%           (0.15%)          0.08%        (0.25%)         0.03%
===================================================================================================================================
     Portfolio Turnover Rate                             152.21%          151.98%          90.97%       104.74%         83.96%
===================================================================================================================================
(i) Amount was computed based on average shares outstanding during the year.

                       See Notes to Financial Statements.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 1998 (UNAUDITED)



HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION January 25, 1995


                        [FIGURES BELOW REPRESENTS CHART]

                     Alger Leveraged AllCap Growth   S&P Midcap 500

            1/25/95            10000                     10000
           12/31/95            17430                     13480
           12/31/96            19529                     16586
           12/31/97            23372                     22120
           12/31/98            36888                     28442

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Leveraged AllCap Portfolio and the S&P 500 Index on January 25, 1995, the inception date of the Alger American Leveraged AllCap Portfolio. Figures for the Alger American Leveraged AllCap Portfolio and the S&P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends.



PERFORMANCE COMPARISON THROUGH December 31, 1998

                                                     Average Annual Total Return
                                                   1 Year        Since Inception
                                                 -------------------------------

Alger American Leveraged AllCap Portfolio             57.83%            39.34%

S&P 500 Index                                         28.58%            30.43%
                                                 -------------------------------

PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998

================================================================================

SHARES         COMMON STOCKS--96.5%                     VALUE
------                                                  -----
               BROADCASTING--4.1%
  32,000       Cablevision Systems Corp. Cl. A*. ..  $ 1,606,016
  30,000       Comcast Corp. Cl. A. Special .......    1,760,640
  28,000       Infinity Broadcasting Corp. Cl. A.*       766,500
                                                     -----------
                                                       4,133,156
                                                     -----------

               BUSINESS SERVICES--2.5%
  33,700       IMS Health Inc. ....................    2,542,261
                                                     -----------

               COMMUNICATION EQUIPMENT--6.9%
  29,200       Ascend Communications, Inc.* .......    1,919,900
  49,000       Cisco Systems, Inc.* ...............    4,547,837
  23,000       Ericsson(LM)Telephone Co. ADR B. ...      550,574
                                                     -----------
                                                       7,018,311
                                                     -----------

               COMMUNICATIONS--9.7%
  29,500       America Online Inc. ................    4,720,000
  14,000       COX Communications Inc. Cl. A.* ....      967,750
  58,700       MCI Worldcom Inc.* .................    4,211,725
                                                     -----------
                                                       9,899,475
                                                     -----------

               COMPUTER RELATED &
                 BUSINESS EQUIPMENT--4.4%
  36,500       Dell Computer Corp.* ...............    2,671,361
  21,400       EMC Corp.* .........................    1,819,000
                                                     -----------
                                                       4,490,361
                                                     -----------

               COMPUTER SERVICES--4.0%
   2,500       eBay Inc.* .........................      603,125
   4,000       Inktomi Corp.* .....................      517,500
  10,000       Ticketmaster Online CitySearch
                  Inc. Cl. B.* ....................      560,000
  10,000       Yahoo Inc.* ........................    2,369,375
                                                     -----------
                                                       4,050,000
                                                     -----------

               COMPUTER SOFTWARE--7.4%
  10,000       Citrix Systems, Inc.* ..............      970,630
  20,900       Compuware Corp.* ...................    1,632,813
  35,600       Microsoft Corporation* .............    4,937,293
                                                     -----------
                                                       7,540,736
                                                     -----------

               CONGLOMERATE--2.8%
  37,730       Tyco International Ltd. ............    2,846,276
                                                     -----------

               DRUG DISTRIBUTION--2.8%
  37,500       Cardinal Health, Inc. ..............    2,845,313
                                                     -----------

               FINANCIAL SERVICES--10.9%
  23,100       Bank of New York Inc. ..............      929,775
  52,000       Citigroup Inc. .....................    2,574,000

               FINANCIAL SERVICES (CONT'D)
  24,100       Federal Home Loan Mortgage
                  Corporation .....................  $ 1,552,956
  25,000       First Union Corp. ...................   1,520,325
  40,000       Kansas City Southern
                  Industries Inc. .................    1,967,520
  25,000       Morgan Stanley Dean Witter & Co. ...    1,775,000
  20,000       U.S. Bancorp Inc. ..................      710,000
                                                     -----------
                                                      11,029,576
                                                     -----------

               FOOD CHAINS--2.4%
  39,900       Kroger Co.* ........................    2,413,950
                                                     -----------

               INSURANCE--2.3%
  24,350       American International Group, Inc. .    2,352,819
                                                     -----------

               MEDICAL DEVICES--2.0%
  20,000       Allegiance Corp. ...................      932,500
  15,000       Medtronic, Inc. ....................    1,113,750
                                                     -----------
                                                       2,046,250
                                                     -----------

               PHARMACEUTICALS--10.0%
  25,000       Alza Corp.* ........................    1,306,250
  20,100       Elan Corp PLC-ADR* .................    1,398,216
  24,300       Pfizer Inc. ........................    3,048,143
  32,400       Schering-Plough Corporation ........    1,790,100
  35,100       Warner-Lambert Co. .................    2,639,099
                                                     -----------
                                                      10,181,808
                                                     -----------

               POLLUTION  CONTROL--2.2%
  48,240       Waste Management, Inc. .............    2,249,190
                                                     -----------

               RETAILING--18.1%
  15,500       Amazon.com Inc.* ...................    4,979,375
  50,000       Bed Bath & Beyond Inc.* ............    1,706,250
  10,000       Costco Companies Inc.* .............      721,880
  18,000       CVS Corp. ..........................      990,000
  50,000       Ethan Allen Interiors Inc. .........    2,050,000
  56,400       Home Depot, Inc. ...................    3,451,003
  10,000       Linens'n Things Inc.* ..............      396,250
  27,000       Rite Aid Corp. .....................    1,338,200
  34,200       Wal-Mart Stores Inc. ...............    2,785,180
                                                     -----------
                                                      18,418,138
                                                     -----------

               SEMICONDUCTORS--4.0%
  20,000       Intel Corp. ........................    2,371,260
  20,000       Texas Instruments, Incorporated ....    1,711,260
                                                     -----------
                                                       4,082,520
                                                     -----------
               TOTAL COMMON STOCKS
                 (COST $68,173,626) ...............   98,140,140
                                                     -----------

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1998  (CONT'D)

================================================================================

PRINCIPAL
 AMOUNT        SHORT-TERM CORPORATE NOTES--1.9%         VALUE
---------                                               -----
$2,000,000     Bayerische Vereinsbank A.G.,
                 5.80%, 1/5/99 (COST $1,998,711) ..  $ 1,998,711
                                                     -----------

               SECURITIES HELD UNDER
                 REPURCHASE AGREEMENTS--.8%
               Securities Held Under Repurchase Agreements,  4.70%, 1/4/99, with
                 Bear, Stearns & Co. Inc., dtd 12/31/98, repurchase price $793,707; collateralized by U.S. Treasury Strips (par value $875,000
                 due 8/15/00) .....................      793,293
                                                     -----------
               TOTAL SHORT-TERM INVESTMENTS
                 (COST $2,792,004) ................    2,792,004
                                                     -----------
TOTAL INVESTMENTS
  (COST $70,965,630)(A) ................  99.2%      100,932,144
Other Assets in Excess of Liabilities ..    .8           777,381
                                         -----       -----------
NET ASSETS ............................. 100.0%     $101,709,525
                                         =====       ===========

--------------------------------------------------------------------------------
  *  Non-income producing security.
(a) At December 31, 1998, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $70,965,630, amounted to $29,966,514 which consisted of aggregate gross unrealized appreciation of $30,277,996 and aggregate gross unrealized depreciation of $311,482.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
================================================================================

                                                                                                               FROM JANUARY 25, 1995
                                                                             YEAR ENDED DECEMBER 31,             (COMMENCEMENT OF
                                                              ------------------------------------------------      OPERATIONS)
                                                                     1998             1997             1996  TO DECEMBER 31, 1995(I)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period                            $ 23.17          $ 19.36           $ 17.43         $  10.00
------------------------------------------------------------------------------------------------------------------------------------
   Net investment loss                                               (0.05)           (0.03)            (0.03)(ii)       (0.03)
   Net realized and unrealized gain on investments                   12.99             3.84              2.14             7.46
------------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                              12.94             3.81              2.11             7.43
   Distribution from net realized gains                              (1.21)              --             (0.18)              --
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                                  $ 34.90          $ 23.17           $ 19.36         $  17.43
====================================================================================================================================
   Total Return                                                      57.83%           19.68%            12.04%           74.30%
====================================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of period (000's omitted)                   $ 101,710         $ 53,488          $ 34,925          $ 5,497
====================================================================================================================================
     Ratio of expenses excluding interest to average net assets       0.93%            0.96%             1.06%            1.50%
====================================================================================================================================
     Ratio of expenses including interest to average net assets       0.96%            1.00%             1.09%            1.56%
====================================================================================================================================
     Decrease reflected in above expense ratios
       due to expense reimbursements                                    --               --                --             2.36%
====================================================================================================================================
     Ratio of net investment loss to average net assets              (0.27%)          (0.17%)           (0.15%)          (0.71%)
====================================================================================================================================
     Portfolio Turnover Rate                                        143.59%          164.27%           102.10%          178.23%
====================================================================================================================================
   Amount of debt outstanding at end of period                          --               --                --               --
====================================================================================================================================
   Average amount of debt outstanding during the period          $ 246,101        $ 201,644          $ 76,079          $ 8,122
====================================================================================================================================
   Average daily number of shares outstanding during the period  2,480,478        2,135,458         1,107,187           75,460
====================================================================================================================================
   Average amount of debt per share during the period               $ 0.10           $ 0.09            $ 0.07          $  0.11
====================================================================================================================================
   (i)Ratios have been annualized; total return has not been annualized.
  (ii)Amount was computed based on average shares outstanding during the period.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1998
================================================================================

                                                              AMERICAN        AMERICAN
                                                               SMALL          INCOME                        AMERICAN       AMERICAN
                                             AMERICAN       CAPITALIZA-         AND           AMERICAN       MIDCAP        LEVERAGED
                                              GROWTH           TION           GROWTH          BALANCED       GROWTH         ALLCAP
                                             PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO     PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
   ASSETS:
     Investments in securities, at value
       (identified cost*)--see accompany-
       ing schedules of investments       $1,880,999,442   $1,221,201,995    $77,967,702    $27,839,646   $644,408,565  $100,932,144
     Receivable for investment securities
       sold                                   67,223,370        7,281,631             --        585,165     52,345,195       919,769
     Receivable for shares of beneficial
       interest sold                           2,140,294        4,607,505         62,245         52,575      4,853,289       168,553
     Interest and dividends receivable           545,459          355,394         29,533        122,171        268,911        13,148
     Other assets                                 36,231           40,075          1,444            445         13,915         1,584
------------------------------------------------------------------------------------------------------------------------------------
         Total Assets                      1,950,944,796    1,233,486,600     78,060,924     28,600,002    701,889,875   102,035,198
------------------------------------------------------------------------------------------------------------------------------------
   LIABILITIES:
     Payable for investment securities
       purchased                              29,424,198               --             --        363,447     11,593,130            --
     Payable for shares of beneficial
       interest redeemed                      14,531,520       16,035,380         79,100            478        262,138       239,244
     Accrued investment management fees        1,135,764          798,623         38,673         16,845        420,617        65,807
     Accrued expenses                            134,361           68,857         17,530         10,912         42,533        20,622
------------------------------------------------------------------------------------------------------------------------------------
         Total Liabilities                    45,225,843       16,902,860        135,303        391,682     12,318,418       325,673
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS                             $1,905,718,953   $1,216,583,740    $77,925,621    $28,208,320   $689,571,457  $101,709,525
====================================================================================================================================
   NET ASSETS CONSIST OF:
     Paid-in capital                      $1,161,760,391    $ 828,708,591    $53,542,097    $20,583,206  $475,420,338  $ 61,621,845
     Undistributed net investment
       income (accumulated loss)               3,387,974       (9,405,907)       192,762        422,191      (971,480)    (298,637)
     Undistributed net realized gain         223,786,903      122,429,949      5,428,667      2,140,871   109,730,292    10,419,803
     Net unrealized appreciation             516,783,685      274,851,107     18,762,095      5,062,052   105,392,307    29,966,514
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS                             $1,905,718,953   $1,216,583,740    $77,925,621    $28,208,320  $689,571,457  $101,709,525
====================================================================================================================================

   Shares of beneficial interest
     outstanding--Note 6                      35,808,945       27,669,504      5,937,397      2,173,431    23,881,618     2,914,691
====================================================================================================================================

   NET ASSET VALUE PER SHARE              $        53.22   $        43.97    $     13.12    $     12.98  $      28.87  $      34.90
====================================================================================================================================
   *Identified cost                       $1,364,215,757    $ 946,350,888    $59,205,607    $22,777,594  $539,016,258   $70,965,630
====================================================================================================================================

                                              See Notes to Financial Statements.

THE ALGER AMERICAN FUND
STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998
================================================================================

                                                               AMERICAN        AMERICAN
                                                                 SMALL          INCOME                         AMERICAN    AMERICAN
                                                AMERICAN      CAPITALIZA-         AND          AMERICAN         MIDCAP     LEVERAGED
                                                 GROWTH          TION           GROWTH         BALANCED         GROWTH      ALLCAP
                                                PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO   PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
   Investment income
     Income:
       Interest                              $  6,378,360    $  3,990,237    $   216,449     $  543,563   $  2,334,780  $   154,673
       Dividends                                7,822,844       3,040,556        377,898         76,299      2,014,176      304,913

------------------------------------------------------------------------------------------------------------------------------------
         Total Income                          14,201,204       7,030,793        594,347        619,862      4,348,956      459,586
------------------------------------------------------------------------------------------------------------------------------------
     Expenses:
       Management fees-- Note 3(a)             10,304,264       8,665,222        365,820        154,672      4,156,932      567,333
       Interest on line of credit utilized             --              --             --             --             --       21,006
       Custodian fees                             301,295         244,875         24,056         18,875        130,055       26,946
       Transfer agent fees                          2,500           2,500          2,500          2,500          2,500        2,500
       Professional fees                           55,065          37,650          5,351          3,923         20,937        5,555
       Trustees' fees                               3,750           3,750          3,750          3,750          3,750        3,750
       Miscellaneous                              162,118         101,950         10,883          5,935         39,194       11,455
------------------------------------------------------------------------------------------------------------------------------------
         Total Expenses                        10,828,992       9,055,947        412,360        189,655      4,353,368      638,545
------------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                 3,372,212      (2,025,154)       181,987        430,207         (4,412)    (178,959)
------------------------------------------------------------------------------------------------------------------------------------
   Realized and Unrealized
     Gain on Investments
       Net realized gain on investments       223,813,556     122,430,214      5,444,249      2,135,374    112,933,261   10,343,897
       Net change in unrealized appreciation
         on investments                       338,483,830      51,310,113     11,504,771      3,469,514     35,788,129   23,275,972
------------------------------------------------------------------------------------------------------------------------------------
         Net realized and unrealized gain
           on investments                     562,297,386     173,740,327     16,949,020      5,604,888    148,721,390   33,619,869
------------------------------------------------------------------------------------------------------------------------------------
   Net increase in net
     assets resulting from
     operations                              $565,669,598    $171,715,173    $17,131,007     $6,035,095   $148,716,978  $33,440,910
====================================================================================================================================

                                             See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 1998
================================================================================

--------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH
Cash flows from operating activities:
   Interest received                                            $     154,017
   Dividends received                                                 321,648
   Interest paid                                                      (21,044)
   Operating expenses paid                                           (591,266)
   Purchase of short-term securities, net                            (372,727)
   Purchase of portfolio securities                              (106,914,674)
   Proceeds from disposition of portfolio securities               92,576,905
   Other                                                                  514
--------------------------------------------------------------------------------

      Net cash used in operating activities                       (14,846,627)
--------------------------------------------------------------------------------

Cash flows from financing activities:
   Dividends paid                                                  (2,761,338)
   Proceeds from shares sold and dividends reinvested              40,194,208
   Payments on shares redeemed                                    (22,586,243)
--------------------------------------------------------------------------------
      Net cash provided by financing activities                    14,846,627
--------------------------------------------------------------------------------
Net increase in cash                                                       --
Cash--beginning of year                                                    --
--------------------------------------------------------------------------------
Cash--end of year                                               $          --
================================================================================
RECONCILIATION  OF NET  INCREASE IN NET ASSETS TO NET CASH
 PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net increase in net assets resulting from operations            $  33,440,910
Increase in investments                                           (13,790,727)
Increase in receivable for investments sold                          (919,769)
Decrease in interest and dividends receivable                          16,079
Net realized gain                                                 (10,343,897)
Net increase in unrealized appreciation                           (23,275,972)
Increase in accrued expenses                                           26,235
Net decrease in other assets                                              514
--------------------------------------------------------------------------------
Net cash used in operating activities                           $ (14,846,627)
================================================================================

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1998

====================================================================================================================================
                                                                                AMERICAN
                                                                AMERICAN         INCOME                     AMERICAN       AMERICAN
                                             AMERICAN             SMALL            AND        AMERICAN       MIDCAP        LEVERAGED
                                              GROWTH         CAPITALIZATION      GROWTH       BALANCED       GROWTH         ALLCAP
                                             PORTFOLIO          PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)             $  3,372,212   $   (2,025,154)   $   181,987    $   430,207  $     (4,412) $   (178,959)
   Net realized gain on investments          223,813,556      122,430,214      5,444,249      2,135,374   112,933,261    10,343,897
   Net change in unrealized appreciation
     on investments                          338,483,830       51,310,113     11,504,771      3,469,514    35,788,129    23,275,972
------------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting
     from operations                         565,669,598      171,715,173     17,131,007      6,035,095   148,716,978    33,440,910
   Dividends to shareholders:
     Net investment income                    (3,246,329)              --       (194,463)      (295,352)           --            --
     Net realized gains                     (198,381,152)    (131,575,498)    (5,380,156)    (1,311,952)  (41,830,668)   (2,761,338)
   Net increase from
     shares of beneficial
     interest transactions-- Note 6          469,147,944      178,858,157     18,970,341      7,166,779   137,718,447    17,541,955
------------------------------------------------------------------------------------------------------------------------------------
       Total increase                        833,190,061      218,997,832     30,526,729     11,594,570   244,604,757    48,221,527
   Net Assets
     Beginning of year                     1,072,528,892      997,585,908     47,398,892     16,613,750   444,966,700    53,487,998
------------------------------------------------------------------------------------------------------------------------------------
     End of year                          $1,905,718,953   $1,216,583,740   $ 77,925,621    $28,208,320  $689,571,457 $ 101,709,525
====================================================================================================================================
     Undistributed net investment income
       (accumulated loss)                 $    3,387,974   $   (9,405,907)  $    192,762    $   422,191  $   (971,480)     (298,637)
====================================================================================================================================


THE ALGER AMERICAN FUND
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1997

====================================================================================================================================
                                                                                AMERICAN
                                                                AMERICAN         INCOME                     AMERICAN       AMERICAN
                                             AMERICAN             SMALL            AND        AMERICAN       MIDCAP        LEVERAGED
                                              GROWTH         CAPITALIZATION      GROWTH       BALANCED       GROWTH         ALLCAP
                                             PORTFOLIO          PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)           $    3,277,196   $   (1,820,125)  $    195,876    $   294,655  $   (653,590) $    (79,311)
   Net realized gain on investments          199,900,299      139,147,522      5,378,374      1,319,306    38,971,626     3,587,761
   Net change in unrealized appreciation
     on investments                           49,343,495       22,504,405      4,254,496        756,566    20,863,695     4,257,904
------------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting
     from operations                         252,520,990      159,831,802      9,828,746      2,370,527    59,181,731     7,766,354
   Dividends to shareholders:
     Net investment income                    (3,760,721)              --       (141,500)      (155,278)     (250,596)           --
     Net realized gains                       (6,810,754)     (54,749,439)    (1,170,590)      (210,546)   (6,110,692)           --
   Net increase (decrease) from
     shares of beneficial interest
     transactions-- Note 6                  (160,448,991)    (577,014,924)    17,971,996      4,123,363    (2,700,477)   10,796,374
------------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease)              81,500,524     (471,932,561)    26,488,652      6,128,066     50,119,966   18,562,728
   Net Assets
     Beginning of year                       991,028,368    1,469,518,469     20,910,240     10,485,684   394,846,734    34,925,270
------------------------------------------------------------------------------------------------------------------------------------
     End of year                          $1,072,528,892   $  997,585,908   $ 47,398,892    $16,613,750  $444,966,700  $ 53,487,998
====================================================================================================================================
     Undistributed net investment income
       (accumulated loss)                 $    3,262,091   $   (7,380,753)  $    205,238    $   287,336  $   (967,068) $   (119,678)
====================================================================================================================================

                                              See Notes to Financial Statements.

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998
================================================================================

NOTE 1--GENERAL:

The Alger  American  Fund (the  "Fund") is a  diversified,  open-end  registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company currently issuing six series of shares of beneficial interest: American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio (collectively the "Portfolios"). The American Growth Portfolio, American Small Capitalization Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The American Income and Growth Portfolio's primary investment objective is to provide a high level of dividend income by investing primarily in dividend-paying equity securities; capital appreciation is a secondary objective. The American Balanced Portfolio's investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. Shares of the Portfolios are available and are being marketed exclusively as a pooled funding vehicle for qualified retirement plans and for life insurance companies writing all types of variable annuity contracts and variable life insurance policies.


NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

(a) INVESTMENT VALUATION: Investments of the Portfolios are valued on each day the New York Stock Exchange ("NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and the asked price, or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities for which market quotations are not readily available are valued according to procedures established by the Board of Trustees to determine fair value in good faith.

Securities having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

(b) SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on a trade date basis. Resulting receivables and payables are carried at amounts which approximate fair value. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) REPURCHASE AGREEMENTS: The Portfolios enter into repurchase agreements with approved institutions, primarily U.S. Government securities dealers. The repurchase agreements are collateralized by U.S. Government securities which are verified by the investment manager as being either received and held in physical possession by the custodian or as having been received by such custodian in book-entry form through the Federal Reserve book-entry system. The investment manager monitors the value of the collateral at the time the repurchase agreement is entered into and on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Portfolio. Additional collateral is obtained when necessary.

(d) LENDING OF PORTFOLIO SECURITIES: The Portfolios lend their securities to financial institutions, including an affiliate of the custodian, provided that the market value of securities loaned will not at any time exceed one-third of the Portfolio's total assets, as defined. The Portfolios earn fees on the securities loaned which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the investment manager ensures that the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100 percent of the current market value of the loaned securities. At December 31, 1998, the value of securities loaned and collateral received thereon were as follows:

                                     VALUE OF
                                    SECURITIES        VALUE OF
                                      LOANED         COLLATERAL
                                   ------------     ------------
American Growth Portfolio......     $ 4,758,109      $ 4,884,033
American Small Capitalization
  Portfolio....................      63,585,006       64,909,546
American Income and Growth
  Portfolio....................              --               --
American Balanced Portfolio....         106,932          110,237
American MidCap Growth
  Portfolio....................      27,724,121       28,330,588
American Leveraged AllCap
  Portfolio....................              --               --

(e)  DIVIDENDS  TO  SHAREHOLDERS:   Dividends  and   distributions   payable  to
shareholders are recorded by the Fund on the ex-dividend date.

Dividends from net investment income are declared and paid annually.

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS  (CONT'D)

DECEMBER 31, 1998
================================================================================

Distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

(f) FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income, including net realized capital gains, of each Portfolio to its respective shareholders. Therefore, no federal income tax provision is required. Each Portfolio is treated as a separate entity for the purpose of determining such compliance.

(g) EXPENSES: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them.

(h) OTHER: These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3--INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) INVESTMENT MANAGEMENT FEES: Fees incurred by each Portfolio, pursuant to the provisions of its Investment Management Agreement (the "Agreement") with Fred Alger Management, Inc. ("Alger Management"), are payable monthly and computed based on the average daily net assets of each Portfolio at the following annual rates:
American Growth Portfolio............................      .750%
American Small Capitalization Portfolio..............      .850
American Income and Growth Portfolio.................      .625
American Balanced Portfolio..........................      .750
American MidCap Growth Portfolio.....................      .800
American Leveraged AllCap Portfolio..................      .850

Each Agreement further provides that if in any fiscal year the aggregate expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, of the American Growth Portfolio exceed 1.50%; the American Small Capitalization Portfolio exceed 1.50%; the American Income and Growth Portfolio exceed 1.25%; the American Balanced Portfolio exceed 1.25%; the American MidCap Growth Portfolio exceed 1.50% and the American Leveraged AllCap Portfolio exceed 1.50% of the average daily net assets of the applicable Portfolio, Alger Management will reimburse that Portfolio for the excess expenses.

(b) BROKERAGE COMMISSIONS: During the year ended December 31, 1998, the American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and the American Leveraged AllCap Portfolio paid Fred Alger & Company, Incorporated ("Alger Inc.") $3,372,838, $2,535,652, $171,919, $31,609,
$1,636,242   and  $168,804,   respectively,   in  connection   with   securities
transactions.

(c) TRANSFER AGENCY FEES: The Fund has entered into a transfer agency agreement with Alger Shareholder Services, Inc. ("Services"), an affiliate of Alger Management, whereby Services will act as transfer agent for the Fund for a fee of $2,500 per year, per Portfolio, plus out-of-pocket expenses.

(d) Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Services.

NOTE 4--SECURITIES TRANSACTIONS:

Purchases and sales of securities, other than short-term securities, for the year ended December 31, 1998, were as follows:

                                     PURCHASES          SALES
                                    -----------      -----------
American Growth Portfolio......  $1,723,985,203   $1,598,358,938
American Small Capitalization
  Portfolio....................   1,360,996,321    1,371,887,498
American Income and Growth
  Portfolio....................      84,664,292       72,045,184
American Balanced Portfolio....      19,187,530       16,675,060
American MidCap Growth
  Portfolio....................     751,122,359      726,513,142
American Leveraged AllCap
  Portfolio....................     106,914,674       93,496,190

NOTE 5--LINE OF CREDIT:

The American Leveraged AllCap Portfolio has a line of credit with its custodian bank whereby it may borrow up to one-third of the value of its assets, as defined, up to a maximum of $25,000,000. Such borrowings have a variable interest rate and are payable on demand. To the extent American Leveraged AllCap Portfolio borrows under this line, it must pledge securities with a total value of at least twice the amount borrowed. During the year ended December 31, 1998, the American Leveraged AllCap Portfolio had borrowings which averaged $246,101 at a weighted average interest rate of 8.42%.

NOTE 6--SHARE CAPITAL:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value.

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS  (CONT'D)

DECEMBER 31, 1998
================================================================================

During the year ended December 31, 1998, transactions of shares of beneficial interest were as follows:

                                        SHARES         AMOUNT
                                         -----         ------
American Growth
  Portfolio:
    Shares sold................      22,276,285   $1,015,249,072
    Dividends reinvested.......       4,809,435      201,563,406
                                     ----------   --------------
                                     27,085,720    1,216,812,478
    Shares redeemed............     (16,358,040)    (747,664,534)
                                     ----------   --------------
      Net increase.............      10,727,680   $  469,147,944
                                     ==========   ==============

                                        SHARES         AMOUNT
                                         -----         ------
American Small Capitalization
   Portfolio:
    Shares sold................      33,401,217   $1,342,889,723
    Dividends reinvested.......       3,247,801      131,568,417
                                     ----------   --------------
                                     36,649,018    1,474,458,140
    Shares redeemed............     (31,781,393)  (1,295,599,983)
                                     ----------   --------------
      Net increase.............       4,867,625   $  178,858,157
                                     ==========   ==============

                                        SHARES         AMOUNT
                                         -----         ------
American Income and Growth
   Portfolio:
    Shares sold................       2,355,653   $   27,413,251
    Dividends reinvested.......         504,168        5,571,055
                                     ----------   --------------
                                      2,859,821       32,984,306
    Shares redeemed............      (1,236,899)     (14,013,965)
                                     ----------   --------------
      Net increase.............       1,622,922   $   18,970,341
                                     ==========   ==============

                                        SHARES         AMOUNT
                                         -----         ------
American Balanced
   Portfolio:
    Shares sold................         781,832   $    8,989,415
    Dividends reinvested.......         146,968        1,604,892
                                     ----------   --------------
                                        928,800       10,594,307
    Shares redeemed............        (299,561)      (3,427,528)
                                     ----------   --------------
      Net increase.............         629,239   $    7,166,779
                                     ==========   ==============

                                        SHARES         AMOUNT
                                         -----         ------
American MidCap Growth
   Portfolio:
    Shares sold................      14,298,667   $  361,534,632
    Dividends reinvested.......       1,688,763       41,830,666
                                     ----------   --------------
                                     15,987,430      403,365,298
    Shares redeemed............     (10,509,008)    (265,646,851)
                                     ----------   --------------
      Net increase.............       5,478,422   $  137,718,447
                                     ==========   ==============

                                        SHARES         AMOUNT
                                         -----         ------
American Leveraged AllCap
   Portfolio:
    Shares sold................       1,353,912   $   37,604,075
    Dividends reinvested.......         107,618        2,731,336
                                     ----------   --------------
                                      1,461,530       40,335,411
    Shares redeemed............        (854,961)     (22,793,456)
                                     ----------   --------------
      Net increase.............         606,569   $   17,541,955
                                     ==========   ==============

During the year ended December 31, 1997, transactions of shares of beneficial interest were as follows:
                                        SHARES         AMOUNT
                                         -----         ------
American Growth
  Portfolio:
    Shares sold................      16,488,837   $  655,951,502
    Dividends reinvested.......         283,342       10,571,475
                                     ----------   --------------
                                     16,772,179      666,522,977
    Shares redeemed............     (20,559,387)    (826,971,968)
                                     ----------   --------------
      Net decrease.............      (3,787,208)  $ (160,448,991)
                                     ==========   ==============

                                        SHARES         AMOUNT
                                         -----         ------
American Small Capitalization
   Portfolio:
    Shares sold................      24,762,826   $1,038,991,957
    Dividends reinvested.......       1,463,106       54,749,439
                                     ----------   --------------
                                     26,225,932    1,093,741,396
    Shares redeemed............     (39,348,743)  (1,670,756,320)
                                     ----------   --------------
      Net decrease.............     (13,122,811)  $ (577,014,924)
                                     ==========   ==============

                                        SHARES         AMOUNT
                                      ---------      -----------
American Income and Growth
   Portfolio:
    Shares sold................       2,857,584   $   27,984,376
    Dividends reinvested.......         142,001        1,312,090
                                     ----------   --------------
                                      2,999,585       29,296,466
    Shares redeemed............      (1,167,593)     (11,324,470)
                                     ----------   --------------
      Net increase.............       1,831,992   $   17,971,996
                                     ==========   ==============

                                        SHARES         AMOUNT
                                         -----         ------
American Balanced
   Portfolio:
    Shares sold................         592,297   $    6,003,090
    Dividends reinvested.......          38,027          365,824
                                     ----------   --------------
                                        630,324        6,368,914
    Shares redeemed............        (220,624)      (2,245,551)
                                     ----------   --------------
      Net increase.............         409,700   $    4,123,363
                                     ==========   ==============

                                        SHARES         AMOUNT
                                         -----         ------
American MidCap Growth
   Portfolio:
    Shares sold................      14,279,060   $  328,791,802
    Dividends reinvested.......         297,953        6,361,288
                                     ----------   --------------
                                     14,577,013      335,153,090
    Shares redeemed............     (14,668,073)    (337,853,567)
                                     ----------   --------------
      Net decrease.............         (91,060)  $   (2,700,477)
                                     ==========   ==============

                                        SHARES         AMOUNT
                                         -----         ------
American Leveraged AllCap
   Portfolio:
    Shares sold................       1,381,000   $   30,139,481
    Shares redeemed............        (876,756)     (19,343,107)
                                     ----------   --------------
      Net increase.............         504,244   $   10,796,374
                                     ==========   ==============

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


TO THE SHAREHOLDERS AND
     BOARD OF TRUSTEES OF THE ALGER AMERICAN FUND

We have audited the accompanying statements of assets and liabilities of The Alger American Fund (a Massachusetts business trust comprising, respectively, the Alger American Growth Portfolio, Alger American Small Capitalization Portfolio, Alger American Income and Growth Portfolio, Alger American Balanced Portfolio, Alger American MidCap Growth Portfolio and Alger American Leveraged AllCap Portfolio), including the schedules of investments, as of December 31, 1998, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Alger American Fund as of December 31, 1998, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                        ARTHUR ANDERSEN LLP

New York, New York
January 29, 1999


                                                                              35